Filed Pursuant to Rule 424(b)(3)
File No. 333-235356

Maximum Offering of 69,851,914 Shares
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Supplement No. 4 dated December 8, 2020
to the
Prospectus and Statement of Additional Information dated October 9, 2020
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This supplement contains information which amends, supplements or modifies certain information contained in the prospectus (the “Prospectus”) and statement of additional information (the “SAI”) of Priority Income Fund, Inc. (the “Company”) dated October 9, 2020, as amended or supplemented. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus and SAI.

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest.

Increase in Board Independence

In the interests of promoting good corporate governance, the Board has taken action to increase the percentage of independent directors on the Board by reducing the Board’s size from five directors to four directors, effective as of December 2, 2020, the date of the Company’s 2020 annual meeting of stockholders. The Board now comprises three independent directors and one interested director, and as such is 75% independent under the 1940 Act. In connection with this change, Robert F. Muller, formerly an interested director, no longer serves on the Board, effective as of December 2, 2020. Accordingly, all references to Mr. Muller are hereby removed from the Prospectus and SAI.